Net cash and cash equivalents	12 Months Ended
Dec. 31, 2025
Subclassifications of assets, liabilities and equities [abstract]
Net cash and cash equivalents
4.1 Net cash and cash equivalents

(CHF in millions)	12/31/2025	12/31/2024

Current bank accounts	382.6	500.9
Digital wallets	13.5	10.9
Fixed deposit	623.7	412.5
Cash and cash equivalents	1,019.9	924.3
Current bank overdrafts	—	—
Net cash and cash equivalents(1)	1,019.9	924.3
(1) Net cash and cash equivalents included restricted cash in the amount of CHF 0.9 million as of December 31, 2025, and CHF 0.6 million as of December 31, 2024.

Fixed deposits are comprised of short-term highly liquid investments which are readily convertible into cash with maturity of three months or less and are subject to an insignificant risk of change in value. Digital wallets mainly include deposit account balances at online payment platforms, primarily PayPal.

Accounting policies	Cash and cash equivalents include short-term highly liquid assets with a maturity of three months or less. On measures cash and cash equivalents at amortized costs. On does not recognize any credit impairment losses on these assets as the related credit risk is considered to be insignificant due to their short-term maturity and the external counterparties’ credit ratings.